================================================================================



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT                                       JULY 31, 1997
(Date of earliest event reported)




                      MITCHELL ENERGY & DEVELOPMENT CORP.
               (Exact name of registrant as specified in charter)



                         COMMISSION FILE NUMBER 1-6959




            TEXAS                                     74-1032912
   (State of Incorporation)               (I.R.S. Employer Identification No.)



              2001 TIMBERLOCH PLACE
              THE WOODLANDS, TEXAS                       77380
  (Address of Principal Executive Offices)             (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE: (713) 377-5500


================================================================================

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

     In a transaction that closed on July 31, 1997, Mitchell Energy & Development Corp. (the Company) sold its real estate subsidiary, The Woodlands Corporation (TWC) for $543 million in cash to a partnership of Crescent Real Estate Equities Company and Morgan Stanley Real Estate Fund II, L.P. After adjustments for certain net additional amounts to be received pursuant to the contract and deductions for current income taxes and transaction costs, the Company's net cash proceeds from the sale are estimated at approximately $460 million. The anticipated uses of these proceeds include the funding of energy asset acquisitions, debt retirement and repurchases of Class A and Class B common stock.

     In connection with the TWC sale, the Company will recognize a second quarter after-tax loss of approximately $65 million to $70 million (estimated herein at $68.1 million). Effective with the agreement to sell TWC on June 12, 1997, the Company substantially completed its withdrawal from the real estate business and will hereafter report real estate activities as discontinued operations in its financial statements.


ITEM 7(b) - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     The following unaudited financial statements of the Company are filed with this report:

        Pro Forma Condensed Consolidated Balance Sheet at April 30, 1997

        Pro Forma Condensed Consolidated Statements of Earnings for the following periods:

                   Three-Month Period Ended April 30, 1997
                   Year Ended January 31, 1997

        Condensed Consolidated Statements of Earnings following periods:

                   January 31, 1996
                   January 31, 1995

     The Pro Forma Condensed Consolidated Balance Sheet at April 30, 1997 shows the pro forma financial position of the Company after giving effect to (i) its decision to discontinue its real estate operations, (ii) the sale effective July 31, 1997 of The Woodlands Corporation, its most significant real estate asset and (iii) the Company's planned use of the net proceeds from that sale. The Pro Forma Condensed Consolidated Statements of Earnings For the Three-Month Period Ended April 30, 1997 and For the Year Ended January 31, 1997 assume that the sale of The Woodlands occurred on the first day of each respective period and that the net sales proceeds were used in the manner indicated effective on that day. The Condensed Consolidated Statements of Earnings For the Years Ended January 31, 1996 and 1995 are included to show the impact of the discontinuance of the Company real estate operations on its statements of earnings for those periods.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Company using assumptions it deemed appropriate and are presented herein for illustrative purposes only. Furthermore, although the pro forma use of the TWC sales proceeds described is in accordance with the Company's present plans, such actions may or may not actually happen. These pro forma financial statements are not necessarily indicative of the future financial position or results of operations of the Company, or of the financial position or results of operations of the Company that would have actually been reported had the events reported herein occurred as of the dates indicated.

     The sale of TWC was only recently closed, and the Company has not yet prepared financial statements for a period covering that sale. Accordingly, certain amounts included herein are preliminary estimates, which are subject to change as the accounting procedures necessary to achieve a final accounting for these matters are completed.

     These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto included in the Company's Fiscal 1997 Annual Report to Stockholders and in its Form 10-Q for the Quarter Ended April 30, 1997.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        MITCHELL ENERGY & DEVELOPMENT CORP.



Dated:  August 14, 1997                       /s/ Philip S. Smith
                                        ---------------------------------------
                                        Philip S. Smith
                                        Senior Vice President - Administration,
                                        Chief Financial Officer and
                                        Principal Accounting Officer

                      Mitchell Energy & Development Corp.
         EXPLANATION OF RECLASSIFICATIONS AND PRO FORMA ADJUSTMENTS TO
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                APRIL 30,1997


The accompanying pro forma condensed consolidated balance sheet at April 30, 1997 was prepared to show the pro forma effect on the Company's financial position of the sale of The Woodlands Corporation (TWC) on July 31, 1997 and the Company's decision to discontinue its real estate operations effective June 12, 1997.

DISCONTINUED OPERATIONS. Effective with the agreement to sell The Woodlands Corporation on June 12, 1997, the Company determined that it would withdraw from the real estate business and thereafter report real estate activities as discontinued operations in its financial statements. The "Reclassify Discontinued Operations" column of the accompanying pro forma balance sheet removes the amounts attributable to the discontinued operations from each applicable condensed account description and combines them into a single category, "Net Assets of Discontinued Real Estate Operations." A separate "As Reclassified" column is included for information purposes.

While most of the Company's real estate has now been sold, certain properties held for sale were not included in the TWC transaction, and the Company's efforts to dispose of them continue. The table which follows details the components of the Company's net real estate assets at April 30, 1997, just prior to the pro forma entries for the TWC sale and immediately thereafter:


                                                        Just         Just
                                                      Prior to       After
                                                      TWC Sale      TWC Sale
                                                      --------      --------
ASSETS

Current assets......................................   $ 15.4        $ 2.8
Real estate.........................................    650.6         16.8
Long-term investments and other assets..............     40.4          7.9
                                                       ------        -----
                                                        706.4         27.5
                                                       ------        -----
LIABILITIES
Current liabilities.................................     26.5           .5
Long-term debt......................................      1.1           .2
Deferred income tax liability (asset)...............    118.9         (7.7)
Retirement obligations and other liabilities........     17.7          1.2
                                                       ------        -----
                                                        164.2         (5.8)
                                                       ------        -----

Net assets of discontinued real estate operations...   $542.2        $33.3
                                                       ======        =====

PRO FORMA ADJUSTMENTS. The pro forma adjustments required to give effect to the events described below are shown on the accompanying balance sheet in two separate columns, each of which is described below.

Sale-of-TWC. The amounts in this column give effect to (i) the estimated net cash proceeds realized from the TWC sale (after transaction costs and current income taxes), (ii) the write-off of the $508.9 million of real estate net assets that were liquidated in connection with the TWC transaction, (iii) an increase in deferred income taxes resulting from the utilization of certain Alternative Maximum Tax (AMT) credit carryforwards, (iv) the retention by the Company of defined benefit retirement plan obligations applicable to individuals previously involved in its real estate activities and (v) a reduction in stockholders' equity for the estimated net loss incurred in connection with the sale of TWC.

Use-of-Proceeds. The pro forma adjustments in this column give effect to the repurchase of an estimated 4.2 million shares of the Company's common stock at a total cost of $100 million and the spending of $200 million in a tender offer to repurchase $180 million face amount of the Company's 9.25% senior notes at an extraordinary after-tax loss of $13 million ($20 million before tax).

                      Mitchell Energy & Development Corp.
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
                                 APRIL 30, 1997

                                 (in millions)



                                                                                      PRO FORMA ADJUSTMENTS
                                                         RECLASSIFY                   ----------------------
                                                AS      DISCONTINUED       AS         SALE OF       USE OF
                                              REPORTED    OPERATIONS   RECLASSIFIED     TWC        PROCEEDS     PRO FORMA
                                             ----------    --------    ------------   --------    ----------    ----------
CURRENT ASSETS

Cash and cash equivalents ...............    $     57.6    $   (2.6)   $    55.0      $  460.3    $   (300.0)   $    215.3

Other current assets ....................         108.0       (12.8)        95.2          --            --            95.2
                                             ----------    --------    ---------      --------    ----------    ----------
 TOTAL CURRENT ASSETS ...................         165.6       (15.4)       150.2         460.3        (300.0)        310.5

PROPERTY, PLANT AND EQUIPMENT, net.......         790.9        --          790.9          --            --           790.9

REAL ESTATE .............................         650.6      (650.6)        --            --            --            --

NET ASSETS OF DISCONTINUED REAL ESTATE
  OPERATIONS.............................          --         542.2        542.2        (508.9)         --            33.3

LONG-TERM INVESTMENTS AND OTHER ASSETS...          79.3       (40.4)        38.9          --            --            38.9
                                             ----------    --------    ---------      --------    ----------    ----------
                                             $  1,686.4    $ (164.2)   $ 1,522.2      $  (48.6)   $   (300.0)   $  1,173.6
                                             ==========    ========    =========      ========    ==========    ==========


CURRENT LIABILITIES .....................    $    211.1    $  (26.5)   $   184.6      $   --      $     --      $    184.6

LONG-TERM DEBT ..........................         601.1        (1.1)       600.0          --          (180.0)        420.0

DEFERRED INCOME TAXES ...................         234.5      (118.9)       115.6          16.6          (7.0)        125.2

RETIREMENT OBLIGATIONS AND OTHER
  LIABILITIES............................          81.0       (17.7)        63.3           2.9          --            66.2

STOCKHOLDERS' EQUITY ....................         558.7        --          558.7         (68.1)       (113.0)        377.6
                                             ----------    --------    ---------      --------    ----------    ----------
                                             $  1,686.4    $ (164.2)   $ 1,522.2      $  (48.6)   $   (300.0)   $  1,173.6
                                             ==========    ========    =========      ========    ==========    ==========


-----------------------------
See page 3 for an explanation of the pro forma adjustments.

                      Mitchell Energy & Development Corp.
         EXPLANATION OF RECLASSIFICATIONS AND PRO FORMA ADJUSTMENTS TO
          PRO FORMA AND CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS


The accompanying pro forma and condensed consolidated statements of earnings were prepared to show the pro forma effect on the Company's historical consolidated statements of earnings of the sale of The Woodlands Corporation
(TWC) on July 31, 1997 and the Company's decision to discontinue its real estate operations effective June 12, 1997.

DISCONTINUED OPERATIONS. In each case, the "Reclassify Discontinued Operations" column removes from each applicable caption the "As Reported" amount previously included therein for the now-discontinued real estate operating activities. A separate "As Reclassified" column is included for information purposes.

PRO FORMA ADJUSTMENTS. The pro forma adjustments required to give effect to the events described below, which are applicable only to the statements for the periods ended April 30, 1997 and January 31, 1997 are shown in two separate columns.

ASSUMED OBLIGATIONS. In connection with the TWC sale, the parent company contributed to TWC's equity the intercompany debt obligations TWC previously had owed to the parent. The "Assumed Obligations" column increases pro forma interest expense for the intercompany interest applicable to that debt which had been charged to TWC during the applicable period.


USE OF PROCEEDS. The following uses of the approximately $460 million of net cash proceeds from the TWC sale were assumed in the preparation of each of the accompanying pro forma statements of earnings (in millions):

       Repurchases of common stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $100
       Debt tender offer (including $20 million in acquisition costs that
         will be expensed as an extraordinary charge when the debt is retired)  . . . . . . . .      200
       Short-term investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      160
                                                                                                     ---
                                                                                                    $460
                                                                                                    ====

The "Use of Proceeds" pro forma adjustment column on the applicable accompanying statements of earnings shows the estimated earnings effect of the actions described below for the indicated quarterly or annual period.

Repurchases of Common Stock -- It was assumed that 4.2 million shares of the Company's common stock would be repurchased with this $100 million use of proceeds. To give effect to this pro forma transaction, the historical average number of shares outstanding was determined by reducing the historical average by 4.2 million.

Debt Tender Offer -- It was assumed that this $200 million use of proceeds would involve the retirement of $180 million of the Company's 9.25% senior notes.
The resultant pro forma interest savings totaled $4.1 million and $16.7 million, respectively, for the applicable quarterly and annual period.

Short-Term Investments -- For purposes of these pro forma statements, it was assumed that the remaining $160 million of proceeds would be invested in short-term investments of the highest quality at an estimated 5.5% annual rate of return. The resultant pro forma interest income totaled $2.1 million and $8.8 million, respectively, for the applicable quarterly and annual period.

The Company ultimately plans to invest this $160 million of the TWC sales proceeds in energy operating assets that will achieve returns substantially greater than 5.5%. However, given uncertainties concerning the specific nature of any such acquisitions and their timing, it was deemed impractical to include assumptions of this type herein.

                     MITCHELL ENERGY & DEVELOPMENT CORP.
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (Unaudited)
                  FOR THE THREE MONTHS ENDED APRIL 30, 1997

                    (in millions, except per share amounts)



                                                                         PRO FORMA ADJUSTMENTS
                                              RECLASSIFY                 ---------------------
                                     AS      DISCONTINUED     AS           ASSUMED     USE OF
                                   REPORTED   OPERATIONS  RECLASSIFIED   OBLIGATIONS  PROCEEDS   PRO FORMA
                                  ---------  ------------ -----------    -----------  --------   ---------
REVENUES ......................   $  206.9    $ (37.1)      $169.8           --           --      $  169.8

OPERATING COSTS AND EXPENSES...      169.4      (25.9)       143.5           --           --         143.5
                                  --------    -------       ------         ------       ------    --------

SEGMENT OPERATING EARNINGS.....       37.5      (11.2)        26.3           --           --          26.3

General and administrative
  expenses.....................        9.2       (1.2)         8.0           --           --           7.9
                                  --------    -------       ------         ------       ------    --------
TOTAL OPERATING EARNINGS.......       28.3      (10.0)        18.3           --           --          18.4
                                  --------    -------       ------         ------       ------    --------

OTHER EXPENSE
Interest expense ..............       12.1       (7.6)         4.5            7.6         (4.1)        8.0
Capitalized interest ..........       (6.7)       6.5         (0.2)          --           --          (0.2)
Interest income ...............       (1.1)      --           (1.1)          --           (2.1)       (3.2)
Other, net ....................       (1.3)       0.7         (0.6)          --           --          (0.6)
                                  --------    -------       ------         ------       ------    --------
                                       3.0       (0.4)         2.6            7.6         (6.2)        4.0
                                  --------    -------       ------         ------       ------    --------

EARNINGS BEFORE INCOME TAXES...       25.3       (9.6)        15.7           (7.6)         6.2        14.4

INCOME TAXES ..................        8.8       (3.3)         5.5           (2.7)         2.2         5.0
                                  --------    -------       ------         ------       ------    --------
EARNINGS FROM CONTINUING
  OPERATIONS...................       16.5       --           10.2         $ (4.9)      $  4.0    $    9.3
                                                                           ======       ======    ========
EARNINGS FROM DISCOINTINUED
REAL ESTATE OPERATIOINS........       --          6.3          6.3
                                  --------    -------       ------

NET EARNINGS ..................   $   16.5       --         $ 16.5
                                  ========    =======       ======


EARNINGS PER SHARE
  Earnings from continuing
    operations.................      $0.32                   $0.20
  Discointinued real estate
    operations.................       --                      0.12
                                     -----                   -----
                                     $0.32                   $0.32
                                     =====                   =====
AVERAGE SHARES OUTSTANDING.....       51.8                                                         47.6
                                     =====                                                        =====




-------------------------
See page 5 for an explanation of the pro forma adjustments. For purposes of these pro forma statements, it was assumed that $160 million of the TWC sales proceeds would be invested in short-term investments rather than in the substantially higher return energy assets in whichg the Company ultimately expects to invest in (see "Use of Proceeds -- Short-Term Investments" on page 5 for additional information concerning this).

                     MITCHELL ENERGY & DEVELOPMENT CORP.
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (Unaudited)
                     FOR THE YEAR ENDED JANUARY 31, 1997

                    (in millions, except per share amounts)



                                                                                    PRO FORMA ADJUSTMENTS
                                                       RECLASSIFY                   ----------------------
                                               AS     DISCONTINUED         AS          ASSUMED      USE OF
                                            REPORTED   OPERATIONS    RECLASSIFIED    OBLIGATIONS   PROCEEDS   PRO FORMA
                                           ---------  ------------   ------------    -----------   --------   ---------
REVENUES ............................      $  1,104.8    $ (198.1)   $   906.7         $  --       $   --     $  906.7

OPERATING COSTS AND EXPENSES.........           873.2      (155.4)       717.8            --           --        717.8
                                           ----------    --------    ---------         -------     -------    --------

SEGMENT OPERATING EARNINGS...........           231.6       (42.7)       188.9            --           --        188.9

General and administrative expense...            38.6        (4.8)        33.8            --           --         33.8
                                           ----------    --------    ---------         -------     -------    --------
TOTAL OPERATING EARNINGS ............           193.0       (37.9)       155.1            --           --        155.1
                                           ----------    --------    ---------         -------     -------    --------

OTHER EXPENSE
Interest expense.....................            55.6       (32.8)        22.8            34.0       (16.7)       40.1
Capitalized interest.................           (25.8)       24.9         (0.9)           --           --         (0.9)
Interest income .....................            (0.6)       --           (0.6)           --          (8.8)       (9.4)
Other, net ..........................             4.2        (1.2)         3.0            --           --          3.0
                                           ----------    --------    ---------         -------     -------    --------
                                                 33.4        (9.1)        24.3            34.0       (25.5)       32.8
                                           ----------    --------    ---------         -------     -------    --------
EARNINGS BEFORE INCOME TAXES.........           159.6       (28.8)       130.8           (34.0)       25.5       122.3

INCOME TAXES.........................            56.4       (10.0)        46.4           (11.9)        8.9        43.4
                                           ----------    --------    ---------         -------     -------    --------
EARNINGS FROM CONTINUING OPERATIONS..           103.2       (18.8)        84.4         $ (22.1)    $  16.6    $   78.9
                                                                                       =======     =======    ========
EARNINGS FROM DISCONTINUED REAL ESTATE
  OPERATIONS ........................            --          18.8         18.8
                                           ----------    --------    ---------
NET EARNINGS ........................      $    103.2    $   --      $   103.2
                                           ==========    ========    =========

EARNINGS PER SHARE
  CONTINUING OPERATIONS..............           $1.99                   $1.63                                    $1.65
                                                                                                                 =====
DISCONTINUED REAL ESTATE
  OPERATIONS.........................             --                     0.36
                                                -----                   -----
                                                $1.99                   $1.99
                                                =====                   =====

AVERAGE SHARES OUTSTANDING...........            51.9                    51.9                                     47.7
                                                =====                   =====                                    =====



-------------------------
See page 5 for an explanation of the pro forma adjustments. For purposes of these pro forma statements, it was assumed that $160 million of the TWC sales proceeds would be invested in short-term investments rather than in the substantially higher return energy assets in which the Company ultimately expects to invest (see "Use of Proceeds -- Short-Term Investments" on page 5 for additional information concerning this).

                      MITCHELL ENERGY & DEVELOPMENT CORP.
            CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (Unaudited)
                      FOR THE YEAR ENDED JANUARY 31, 1996

                    (in millions, except per share amounts)


                                                       RECLASSIFY
                                               AS     DISCONTINUED       AS
                                            REPORTED   OPERATIONS    RECLASSIFIED
                                           ---------  ------------   ------------
REVENUES ............................    $  1,071.7    $  (168.8)      $  902.9

OPERATING COSTS AND EXPENSES.........         928.6       (246.9)         681.7
                                         ----------    ---------       --------

SEGMENT OPERATING EARNINGS...........         143.1         78.1          221.2

General and administrative expense...          44.8         (6.2)          38.6
                                         ----------    ---------       --------
TOTAL OPERATING EARNINGS.............          98.3         84.3          182.6
                                         ----------    ---------       --------

OTHER EXPENSE
Interest expense....................           64.2        (36.8)          27.4
Capitalized interest................          (28.3)        26.9           (1.4)
Other, net..........................            4.1         (0.8)           3.3
                                         ----------    ---------       --------
                                               40.0        (10.7)          29.3
                                         ----------    ---------       --------

EARNINGS BEFORE INCOME TAXES........           58.3         95.0          153.3

INCOME TAXES........................           21.2         33.2           54.4
                                         ----------    ---------       --------

EARNINGS FROM CONTINUING
  OPERATIONS........................           37.1         61.8           98.9

EARNINGS FROM DISCONTINUED REAL
  ESTATE OPERATIONS.................           --          (61.8)         (61.8)
                                         ----------    ---------       --------

NET EARNINGS........................     $     37.1    $    --         $   37.1
                                         ==========    =========       ========

EARNINGS PER SHARE
Continuing Operations...............          $0.71                       $1.90
Discontinued real estate
  operations........................           --                         (1.19)
                                              -----                       -----
                                              $0.71                       $0.71
                                              =====                       =====

AVERAGE SHARES OUTSTANDING..........           52.0                        52.0
                                              =====                       =====

                     MITCHELL ENERGY & DEVELOPMENT CORP.
            CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (Unaudited)
                     FOR THE YEAR ENDED JANUARY 31, 1995

                    (in millions except per share amounts)


                                                  RECLASSIFY
                                           AS    DISCONTINUED      AS
                                       REPORTED   OPERATIONS  RECLASSIFIED
                                       --------  ------------ ------------
REVENUES ............................  $  894.5    $ (129.4)    $  765.1

OPERATING COSTS AND EXPENSES.........     734.2      (109.3)       624.9
                                       --------    --------     --------

SEGMENT OPERATING EARNINGS...........     160.3       (20.1)       140.2

General and administrative expense...      42.2        (5.8)        36.4
                                       --------    --------     --------
TOTAL OPERATING EARNINGS.............     118.1       (14.3)       103.8
                                       --------    --------     --------

OTHER EXPENSE........................
Interest expense.....................      70.0       (37.0)        33.0
Capitalized interest.................     (28.8)       26.5         (2.3)
Other, net...........................       6.4        (0.6)         5.8
                                       --------    --------     --------
                                           47.6       (11.1)        36.5
                                       --------    --------     --------

EARNINGS BEFORE INCOME TAXES.........      70.5        (3.2)        67.3

INCOME TAXES.........................      24.7        (1.1)        23.6
                                       --------    --------     --------

EARNINGS FROM CONTINUING OPERATIONS..      45.8        (2.1)        43.7

EARNINGS FROM DISCONTINUED
  REAL ESTATE OPERATIONS.............      --           2.1          2.1
                                       --------    --------     --------

NET EARNINGS.........................  $   45.8    $   --       $   45.8
                                       ========    ========     ========


EARNINGS PER SHARE
Continuing operations..................   $0.87                    $0.83
Discontinued real estate
  operations...........................    --                       0.04
                                          -----                    -----
                                          $0.87                    $0.87
                                          =====                    =====

AVERAGE SHARES OUTSTANDING...........      52.7                     52.7
                                          =====                    =====